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                                                                   EXHIBIT 10.20



               THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND
            AGREEMENT TO LEASE AND SIXTH AMENDMENT TO LEASE AGREEMENT
                            AND INCIDENTAL DOCUMENTS



        THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND AGREEMENT TO LEASE AND SIXTH AMENDMENT TO LEASE AGREEMENT AND INCIDENTAL DOCUMENTS (this "Amendment") is entered into as of this 23rd day of December, 1998, by and among
(i) HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"); (ii) HPT CW II PROPERTIES TRUST, a Maryland real estate investment trust (the "Landlord"); (iii) CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, ("Candlewood"); (iv) the eighteen entities listed as "Sellers" on the signature pages of this Agreement (collectively, the "Sellers"); and (v) CANDLEWOOD LEASING NO. 2, INC., a Delaware corporation (the "Tenant").



                              W I T N E S S E T H:

        WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of May 14, 1998 (as amended, the "Purchase Agreement"), and an Agreement to Lease, dated as of May 14, 1998 (as amended, the "Agreement to Lease"), HPT agreed to acquire from Candlewood and the Sellers certain hotel properties and lease or cause the Landlord to lease such properties to the Tenant, all as more particularly described in and subject to and upon the terms and conditions set forth in the Purchase Agreement and Agreement to Lease; and

        WHEREAS, pursuant to the Purchase Agreement and Agreement to Lease, the Landlord and the Tenant entered into a Lease Agreement, dated May 20, 1998 (as amended, the "Lease"); and

        WHEREAS, the obligations of the Tenant under the Lease are secured and guaranteed by certain undertakings and agreements of Candlewood pursuant to the Incidental Documents (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Lease); and

        WHEREAS, the parties wish to amend further certain terms and conditions of the Purchase Agreement, the Agreement to Lease and the Lease and certain incidental documents, all as more particularly set forth herein; and

        WHEREAS, on the date hereof, a Closing (as defined in the Purchase Agreement) is occurring with respect to certain hotel properties, the legal descriptions of which are set forth in Exhibits A-1 through A-2 of this Amendment; and

        WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood;



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        NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Section 1.3 of the Purchase Agreement is hereby amended by deleting the dollar amount "One Hundred Thirty Five Million Dollars ($135,000,000)" appearing therein and inserting the dollar amount "One Hundred Forty Two Million Four Hundred Thousand Dollars ($142,400,000)" in its place.

        2. Section 1.15 of the Purchase Agreement is hereby amended by deleting the dollar amount "Seven Million Seventy Thousand Dollars ($7,070,000)" appearing therein and inserting the dollar amount "Seven Million One Hundred Twenty Six Thousand Two Hundred Fifty Dollars ($7,126,250)" in its place.

        3. Section 1.24 of the Purchase Agreement is hereby amended by deleting the dollar amount "One Hundred Forty One Million Four Hundred Thousand Dollars ($141,400,000)" appearing therein and inserting the dollar amount "One Hundred Forty Two Million Four Hundred Thousand Dollars ($142,400,000)" in its place.

        4. The Purchase Agreement is hereby further amended by (a) deleting Schedule A thereto and inserting Schedule A to this Amendment in its place and
(b) deleting the legal description for Miami, Florida appearing therein and inserting the legal description attached hereto in its place.

        5. Each of the Sellers confirms, by execution of this Agreement that the obligations of the Sellers under the Purchase Agreement, as amended by this Amendment, are the joint and several obligations or each of the Sellers.

        6. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit B to this Amendment inserted in its place.

        7. The definition of "Minimum Rent" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

               "MINIMUM RENT" shall mean an amount equal to One Million One Hundred Twenty Thousand Two Hundred Nine Dollars ($1,120,209) per Accounting Period.

        8. The definition of "Retained Funds" set forth in the Lease is hereby deleted in its entirety and the following inserted in its place:

               "RETAINED FUNDS" shall mean a cash amount equal to Thirteen Million Four Hundred Forty Two Thousand Five Hundred Dollars ($13,442,500).



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        9. Exhibit A to the Lease is hereby amended by adding Exhibits A-15 through A-16 at the end thereof and all references in the Lease to "Exhibit A-1 through A-14" are hereby amended to refer to "Exhibit A-1 through A-16".

        10. Exhibit B to the Lease is hereby deleted in its entirety and Exhibit C to this Amendment inserted in its place.

        11. Exhibit C to the Lease is hereby deleted and Exhibit D to this Amendment inserted in its place.

        12. Section 11 of the Guaranty is hereby amended by deleting the dollar amount "Six Million Seven Hundred Fifty Thousand Dollars ($6,750,000)" appearing therein and inserting the dollar amount "Seven Million One Hundred Twenty Six Thousand Two Hundred Fifty Dollars ($7,126,250)" in its place.

        13. All references in the Lease to the Incidental Documents are hereby amended to refer to the Incidental Documents as amended by this Amendment.

        14. Each of the Incidental Documents is hereby amended so that each reference therein to the Lease, the Purchase Agreement, the Agreement to Lease or to any other Incidental Document shall mean the Lease, such Agreement and such Incidental Document as amended by this Amendment.

        15. The Tenant and Candlewood represent and warrant that no Default or Event of Default has occurred and is continuing under the Lease or any other Incidental Document.

        16. Candlewood and the Sellers hereby grant HPT and/or the Landlord the option to acquire that certain property located in Miami, Florida upon Substantial Completion (as defined in the Purchase Agreement) thereof for a purchase price of Nine Million Three Hundred Thousand Dollars ($9,300,000) and to lease the same to Tenant all subject to and upon the terms and conditions set forth in the Purchase Agreement and Agreement to Lease. Such option shall be exercisable by HPT and/or Landlord by notice given to Candlewood within 30 days after HPT receives notice from Candlewood that Substantial Completion has occurred. To evidence the aforesaid option, upon execution of this Amendment, the parties hereto have executed and delivered and caused to be recorded a Notice of Purchase Option in the form attached hereto as Exhibit E.

        17. Candlewood, the Sellers and the Tenant shall cause the separate assessment of the Property located in Braintree, Massachusetts within a reasonable period of time after the date hereof but in no event later than May 28, 1999. Candlewood represents to HPT and the Landlord that it owns the parcel adjacent to the Braintree Property which is a single assessed parcel with the Braintree Property, shall pay, when due, all taxes related thereto and shall not sell, transfer or dispose of such property, or any interest therein, unless and until the Braintree Property shall be a separately assessed tax lot. Any default by Candlewood or its Affiliated Persons under this paragraph shall be an Event of Default under the Lease. Candlewood shall indemnify and hold harmless HPT and the Landlord from and against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees)



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arising out of the failure of Candlewood to obtain a separate tax parcel for the
Property located in Braintree, Massachusetts.

        18. As amended hereby, the Purchase Agreement, the Agreement to Lease, the Lease and the Incidental Documents shall remain in full force and effect in accordance with their respective terms and provisions.

        19. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                        HOSPITALITY PROPERTIES TRUST


                                        By:       /S/ John G. Murray
                                            ------------------------------------
                                                  Its President


                                        HPT CW II PROPERTIES TRUST


                                        By:       /S/ John G. Murray
                                            ------------------------------------
                                                  Its President

                                        CANDLEWOOD HOTEL COMPANY, INC.



                                        By:       /S/  Thomas Kennalley
                                            ------------------------------------
                                                  Its Assistant Secretary


                                        CANDLEWOOD LEASING NO. 2, INC.


                                        By:       /S/  Thomas Kennalley
                                            ------------------------------------
                                                  Its Assistant Secretary

                                        CANDLEWOOD JACKSONVILLE, FL, LLC
                                        CANDLEWOOD HOUSTON, TX-CLEARLAKE, LLC
                                        CANDLEWOOD HUNTSVILLE, AL, LLC
                                        CANDLEWOOD TEMPE, AZ, LLC
                                        CANDLEWOOD DETROIT, MI-WARREN, LLC
                                        CANDLEWOOD AUSTIN, TX-NORTHWEST, LLC
                                        CANDLEWOOD IRVING, TX, LLC
                                        CANDLEWOOD PITTSBURGH, PA-AIRPORT, LLC
                                        CANDLEWOOD MIAMI, FL-INTL. PKWY., LLC
                                        CANDLEWOOD CHARLOTTE, NC-UNIVERSITY, LLC
                                        CANDLEWOOD SOMERSET, NJ, LLC
                                        CANDLEWOOD NASHVILLE, TN-BRENTWOOD, LLC
                                        CANDLEWOOD ALBUQUERQUE, NM, LLC
                                        CANDLEWOOD HOUSTON, TX-WESTCHASE, LLC
                                        CANDLEWOOD DENVER, CO-LAKEWOOD, LLC
                                        CANDLEWOOD BOSTON, MA-BRAINTREE, LLC
                                        CANDLEWOOD WEST DES MOINES, IA, LLC
                                        CANDLEWOOD MINNEAPOLIS, MN, LLC



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                                        By:  CANDLEWOOD HOTEL COMPANY, INC.,
                                             MANAGER


                                             By:       /S/ Thomas Kennalley
                                                 -------------------------------
                                                 Its:  Assistant Secretary



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